UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 28, 2009
G-III APPAREL GROUP, LTD.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-18183 (Commission File Number)	41-1590959 (IRS Employer Identification No.)

512 Seventh Avenue New York, New York (Address of principal executive offices)	10018 (Zip Code)
Registrant’s telephone number, including area code: (212) 403-0500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1: AMENDMENT TO EMPLOYMENT AGREEMENT-MORRIS GOLDFARB
EX-10.2: AMENDMENT TO EMPLOYMENT AGREEMENT-SAMMY AARON

Item 1.01 Entry into a Material Definitive Agreement.
     See paragraphs (a) and (b) under Item 8.01 below.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) See paragraphs (a), (b), (c) and (d) under Item 8.01 below.
Item 8.01 Other Events.
     Management of G-III Apparel Group, Ltd. (“G-III”) has decided to implement a number of cost cutting measures in order to proactively deal with the economic uncertainties with respect to the upcoming fiscal year that begins on February 1, 2009. As part of that effort, G-III has eliminated its 401(k) match plan with respect to the fiscal year ending January 31, 2009, and, on January 28, 2009, management recommended to the Compensation Committee of the Board of Directors that G-III implement a cash compensation reduction program that will be effective for the six-month period commencing on February 1, 2009. The cash compensation reduction program effective for the six month period commencing on February 1, 2009, as approved by the Compensation Committee, consists of the following:
     (a) Morris Goldfarb. The base salary of Morris Goldfarb, the Chairman of the Board and Chief Executive Officer of G-III, will be reduced by 20% from $1,000,000 per year to $800,000 per year. An amendment to Mr. Goldfarb’s employment agreement, entered into on January 28, 2009 and reflecting this salary reduction, is filed herewith as Exhibit 10.1.
     (b) Sammy Aaron. The base salary of Sammy Aaron, the Vice Chairman of G-III and President of G-III’s Marvin Richards Division, will be reduced by 20% from $750,000 per year to $600,000 per year. An amendment to Mr. Aaron’s employment agreement, entered into on January 28, 2009 and reflecting this salary reduction, is filed herewith as Exhibit 10.2.
     (c) Wayne S. Miller and Jeanette Nostra. The base salaries of Wayne S. Miller, the Chief Operating Officer and Secretary of G-III, and Jeanette Nostra, President of G-III, will each be reduced by 20% from $500,000 per year to $400,000 per year.
     (d) Neal S. Nackman. The base salary of Neal S. Nackman, the Chief Financial Officer and Treasurer of G-III, will be reduced by 10%, from $325,000 per year to $292,500 per year.
     (e) Other executives. The base salaries of two other division presidents will be reduced by 20%.
     (f) Non-employee directors. All cash compensation (excluding expense reimbursements) to which G-III’s non-employee directors are entitled under G-III’s existing compensation arrangements for non-employee directors will be reduced by 20%.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

10.1	Amendment, dated as of January 28, 2009, to Employment Agreement between G-III Apparel Group, Ltd. and Morris Goldfarb.

10.2	Amendment, dated as of January 28, 2009, to Employment Agreement between G-III Apparel Group, Ltd. and Sammy Aaron.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G-III APPAREL GROUP, LTD.

Date: February 3, 2009

	By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Amendment, dated as of January 28, 2009, to Employment Agreement between G-III Apparel Group, Ltd. and Morris Goldfarb.

10.2	Amendment, dated as of January 28, 2009, to Employment Agreement between G-III Apparel Group, Ltd. and Sammy Aaron.